Liability in Respect of Government Grants	12 Months Ended
Dec. 31, 2025
Liability in Respect of Government Grants [Abstract]
Liability in respect of government grants

Note 11 - Liability in respect of government grants

A.	Since its Inception Date, the Company has received grants in respect of participation in research and development from the IIA, in a total amount of NIS 1.7 million. In return, the Company undertook to pay royalties at a rate of 3% of the revenues to derive from the know-how and technology to be developed as part of the projects in respect of which such financing was received. The liability amount is linked to the U.S. dollar. Until December 31,2023 the Liability was subject to LIBOR interest rate and commencing January 1,2024 the interest rate was replaced with Term SOFR (Secured Overnight Financing Rate).

The Company recognized a liability in respect of these grants at the initial recognition date in an amount equal to the fair value of the liability, based on the present value of the royalty payments payable to the IIA as a percentage of sales, discounted at a discount rate of 20%, as assessed by the Company’s management on the basis of an independent third-party valuation. The difference between the amount of the grant received and the amount recognized as a liability upon initial recognition, as above, was carried to profit and loss against research and development expenses. Periodic changes in the present value of the liability are carried to profit or loss as part of financing expenses or income.

B.	In October 2021, the Israeli Ministry of Economy, which oversees commerce, industry and labor, approved the Company’s application for participation in funding as part of a designated grants plan for the purpose of United States. The grant was intended to cover up to 50% from the costs of consulting and establishing marketing systems, exhibitions and demonstrations, logistics and hiring of employees and consultants in United States, based on approved budget for the plan over a period of 2-years.

The Company is obligated to repay to the Israeli Ministry of Economy royalties from the revenues derived in United States up to an aggregate of 100% of the total grant received linked to the ICPI and for a period of up to 5-years from the last year of the plan, subject to achieving growth in an amount that is equal to the lower of NIS 1,000 or 50% in comparison to reprehensive base year.

During the year ended December 31, 2023, an amount of NIS 299 was received and recognized in profit or loss, as grants (see Note 15B below). As of December 31, 2024 and 2025, liability was not accrued for royalties towards Israeli Ministry of Economy based on estimation of management it is currently reasonably assured the amount received will not be refunded.

The following tabular represents the changes in liability in respect of government grants in the reported periods:

	Year ended December 31,
	2025	2024	2023

Balance as of January 1,	960	1,328	1,254
Adjustment of the liability in respect of government grants in respect of change in the expected discounted cash flows and exchange rate differentials (*)	(735)	(224)	74
Royalties payable to the IIA	(50)	(144)	-
Balance as of December 31,	175	960	1,328

	December 31,
	2025	2024

Current liability	62	239
Non-current liability	113	721
Balance as of December 31,	175	960

(*)	Due to a change in management assessment regarding the amount and timing of the expected cash flows, the Company recognized a decrease in the liability in respect of government grants in the years ended December 31, 2024 and 2025.